VALIC COMPANY I
Supplement to Prospectus dated October 1, 2009
This supplement supersedes the supplement dated January 27, 2010
General. Effective January 1, 2010, all references in the Prospectus to AIG Global Investment Corp. are changed to PineBridge Investments, LLC (“PineBridge”).
Core Value Fund. At a meeting on January 25-26, 2010, the Board of Directors (the “Board”) of VALIC Company I (“VC I”) approved the termination of American Century Investment Management, Inc. as the sub-adviser to the Core Value Fund (the “Fund”) and approved the appointment of BlackRock Investment Management, LLC (“BlackRock”) and SunAmerica Asset Management Corp. (“SAAMCo”) as co-sub-advisers to the Fund. The Board approved an amendment to the existing investment sub-advisory agreement between The Variable Annuity Life Insurance Company (“VALIC”) and BlackRock (the “BlackRock Sub-Advisory Agreement”). The Board also approved an amendment to the investment sub-advisory agreement between VALIC and SAAMCo (the “SAAMCo Sub-Advisory Agreement”), which will become effective if approved by shareholders of the Fund. Furthermore, the Board approved an amendment to the investment advisory agreement between VALIC and VC I, which will reduce the advisory fee payable to VALIC by the Fund and which will become effective upon the change of sub-advisers.
With respect to the BlackRock Sub-Advisory Agreement, the Board has authority, pursuant to an exemptive order granted by the Securities and Exchange Commission, to enter into sub-advisory agreements without a shareholder vote; however, an information statement explaining the sub-adviser change will be mailed to the shareholders of the Fund. The effective date of the BlackRock Sub-Advisory Agreement will coincide with the effective date of the SAAMCo Sub-Advisory Agreement, upon shareholder approval.
Shareholders of record of the Fund as of March 19, 2010 are scheduled to vote on the proposed SAAMCo Sub-Advisory Agreement at a special meeting of shareholders to be held on or about June 4, 2010. Before the meeting, shareholders of the Fund will receive a proxy statement containing information about the proposed SAAMCo Sub-Advisory Agreement and information regarding the Fund. If approved by shareholders, the SAAMCo Sub-Advisory Agreement with respect to the Fund would become effective upon the open of business on June 7, 2010.
The Fund’s name will change on June 7, 2010 to the “Dividend Value Fund” contingent upon the approval by shareholders of the SAAMCo Sub-Advisory Agreement. In addition, the Fund’s principal investment strategy will change to reflect that the Fund, under normal circumstances, will invest at least 80% of its assets in dividend-paying equity securities. All references to American Century as the sub-adviser of the Fund are deleted in their entirety as of the close of business on June 4, 2010. Furthermore, the prospectus will be amended upon the close of business on June 4, 2010 to incorporate the following changes:
The “Investment Sub-Advisers” section of the Fund’s Fact Sheet is amended to delete the reference to American Century, and to insert “BlackRock Investment Management, LLC (“BlackRock”)” and “SunAmerica Asset Management Corp. (“SAAMCo”).”
The “Investment Strategy” section of the Fund’s Fact Sheet is deleted in its entirety and replaced with the following:
The Fund seeks to achieve its objective by investing primarily in a diversified portfolio of equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets in dividend paying equity securities. The Fund may invest in securities of companies with any market capitalization, but will generally focus on large cap securities. In selecting portfolio securities, the Fund will generally employ a value-oriented analysis, but may purchase equity securities based on a growth-oriented analysis when such securities pay dividends or a sub-adviser believes such securities have particularly good prospects for capital appreciation. “Net assets” will take into account borrowings for investment purposes.
The Fund may also invest in convertible securities and non-convertible preferred stock. Equity securities include common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock. Convertible securities are generally debt securities or preferred stock that may be converted into common stock. Convertible securities typically pay current income as either interest (debt security convertibles) or dividends (preferred stock). A convertible’s value usually reflects both the stream of current income payments and the market value of the underlying common stock. Preferred stock is a class of stock that often pays dividends at a specified rate and has preference over common stock in dividend payments and liquidation of assets. Preferred stock may also be convertible into common stock.
BlackRock selects investments for the Fund that it believes will both increase in value over the long term and provide current income, focusing on investments that will do both instead of those that will favor current income over capital appreciation. It will generally invest in approximately 80-120 securities. SAAMCo selects investments for the Fund that, generally, have a dividend yield higher than the median dividend yield of dividend paying equities in the S&P 500 Index. It will generally invest in approximately 30 securities. As of the date of this supplement, BlackRock manages approximately 65% of the Fund’s assets and SAAMCo manages approximately 35% of the Fund’s assets, which allocation may be changed at VALIC’s discretion.
In the “Investment Risks” section of the Fund’s Fact Sheet, Currency Risk, Derivatives Risk and Foreign Securities Risk are no longer principal risks and the following risks are added as principal risks of the Fund:
•	Convertible Securities Risk: The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Fund.

•	Income Producing Stock Availability Risk: Depending upon market conditions, income producing common stock that meets the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. This may limit the ability of the Fund to produce current income while remaining fully diversified.
In the section titled “About VC I’s Management – Investment Sub-Advisers – BlackRock Investment Management, LLC,” the disclosure is amended to add the following disclosure regarding the BlackRock’s management of the Fund:
A portion of the assets of the Core Value Fund is managed by a team of portfolio managers comprised of Bob Shearer, Kathleen Anderson and Nikhil Uppal. Mr. Shearer is a Managing Director and portfolio manager at BlackRock. He joined BlackRock in conjunction with the Merrill Lynch Investment Managers (“MLIM”) merger in October 2006, after spending 9 years with MLIM. He holds the Chartered Financial Analyst designation. Ms. Anderson is a Managing Director and portfolio manager. She joined BlackRock in conjunction with the MLIM merger after spending 13 years with MLIM. Mr. Uppal is an associate research analyst at BlackRock. He joined BlackRock in conjunction with the MLIM merger in October of 2006, after spending two years with MLIM’s Risk and Quantitative Analysis Group. At Merrill, Mr. Uppal had a number of responsibilities which included back-testing portfolio investment models and developing systematic trading strategies. Mr. Uppal holds the Charted Financial Analyst designation.
In the section titled “About VC I’s Management – Investment Sub-Advisers – SunAmerica Asset Management Corp.” the disclosure is amended to add the following disclosure regarding the SAAMCo’s management of the Fund:
A portion of the assets of the Core Value Fund are managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Before joining SAAMCo in November 2004, Mr. Voege was a portfolio analytics specialist at FactSet Research Systems from January 2002 to November 2004, where he created customized solutions for clients managing long/short, American Depository Receipt, and derivative portfolios. Mr. Voege holds the Charted Financial Analyst designation.
Inflation Protected Fund. In the section titled “About VC I’s Management – Investment Sub-Advisers – PineBridge Investments, LLC,” effective January 1, 2010, Amit Agrawal, Senior Portfolio Manager, was added as a portfolio manager of the Inflation Protected Fund (the “Fund”). Mr. Agrawal, Managing Director and Senior Portfolio Manager, joined PineBridge in 2002. He is currently responsible for managing CDOs, total return and long/short credit portfolios, and preferred stock portfolios. Robert Vanden Assem will continue to serve as a portfolio manager of the Fund.
Date: March 1, 2010

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